Exhibit 99.1

 September 16, 2015

U.S. Securities and Exchange Commission

100 F. Street

Washington, DC 20549 - 7561

Ladies and Gentlemen

Re: EF HUTTON AMERICA, INC. (formerly Twentyfour/seven Ventures, Inc.)

Commission File No. 000-55175

We have read the statements that we understand EF Hutton America, Inc. (formerly Twentyfour/seven Ventures, Inc.) will include under Item 4.02 of the Form 8-K report dated September 11, 2015 and agree with such statements in so far as they apply to our firm.

We have no basis to agree or disagree with any other statement made in Item 4.02 of such report.

Sincerely,

Cutler & Co., LLC